UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐	Soliciting Material Pursuant to ss.240.14a-12

LECROY CORPORATION

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LeCROY CORPORATION

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 25, 2006

700 Chestnut Ridge Road

Chestnut Ridge, New York 10977

September 25, 2006

To the Stockholders of

LeCroy Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of LeCroy Corporation will be held at LeCroy Corporation’s executive offices located at 700 Chestnut Ridge Road, Chestnut Ridge, New York, on Wednesday, October 25, 2006 at 11:00 a.m., Eastern Time, for the following purposes:

1.	To elect two directors to the Board of Directors of the Company, each to serve for a term of three years; and

2.	To consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on September 8, 2006 will be entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors,

Sean B. O’Connor
Secretary

PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, OR VOTE BY TELEPHONE OR THE INTERNET (INSTRUCTIONS ARE ON YOUR PROXY CARD), SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING.

LeCROY CORPORATION

_________________

PROXY STATEMENT

Solicitation by Board of Directors

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy are being furnished to the holders of the Common Stock of LeCroy Corporation (“LeCroy,” “Company,” “we,” “our” or “us”) in connection with the solicitation by our Board of Directors of proxies to be used at the Annual Meeting of Stockholders to be held on October 25, 2006 at 11:00 a.m., Eastern Time, at our executive offices, at 700 Chestnut Ridge Road, Chestnut Ridge, New York 10977, and at any adjournment or postponement thereof.

Record Date

The close of business on September 8, 2006 is the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

Solicitation of Proxies and Mailing Date

This Proxy Statement and proxies for use at the Annual Meeting will be mailed to stockholders on or about September 29, 2006, and such proxies will be solicited chiefly by mail, but additional solicitations may be made by telephone or in person by our officers, directors or regular employees, who will not receive any additional compensation for such solicitation activities. We may enlist the assistance of brokerage houses in soliciting proxies. All solicitation expenses, including the cost of preparing, assembling and mailing proxy materials, will be borne by LeCroy. Our Annual Report for the fiscal year ended June 30, 2006, containing our audited financial statements and the notes thereto, is being mailed to stockholders concurrently with this Proxy Statement.

Shares Outstanding

As of the close of business on September 8, 2006, we had outstanding 12,871,319 shares of Common Stock, $.01 par value. Each share of our Common Stock is entitled to one vote on all matters presented at the Annual Meeting.

Voting Rights

The presence, either in person or by duly executed proxy, of the holders of a majority of outstanding shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Shares that reflect abstentions or “broker non-votes” (i.e., shares held by brokers that are represented at the Annual Meeting but as to which such brokers have not received instructions from the beneficial owners and, with respect to one or more but not all issues, such brokers do not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting but will not be counted as votes on any proposals at the Annual Meeting. Accordingly, abstentions and broker non-votes will have no impact on the outcome of the vote on the election of directors.

Votes Required

The affirmative vote of the holders of a plurality of the shares of stock present or represented and actually voted at the Annual Meeting is required for the election of directors.

The Board of Directors has unanimously approved proposal 1 submitted to stockholders in this Proxy Statement and recommends that stockholders vote FOR proposal 1.

Revoking a Proxy

A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with our Secretary a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting.

Voting of Proxies

Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specific instructions are given, your shares will be voted for proposal 1 as set forth in the accompanying Notice of the Annual Meeting of Stockholders, and in accordance with the best judgment of the named proxies on any other matters that may properly come before the Annual Meeting.

The Board of Directors knows of no matters, other than proposal 1, to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by the proxy in accordance with their best judgment on any such matters. The persons named in the enclosed proxy may also, if a quorum is not present, vote such proxy to adjourn the Annual Meeting from time to time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of July 31, 2006 by (i) each person or group who is known by us to own beneficially more than five percent (5%) of our issued and outstanding Common Stock, (ii) each director and nominee for director, (iii) each Named Executive Officer described in the section of this Proxy Statement captioned “Executive Compensation and Other Information,” and (iv) all current directors and executive officers of LeCroy as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission, or SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of July 31, 2006 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Percentage ownership is based on 12,833,415 shares outstanding as of July 31, 2006. Except as otherwise indicated below, to our knowledge, all persons listed below have sole voting power and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated, the address for each of the following stockholders is c/o LeCroy Corporation, 700 Chestnut Ridge Road, Chestnut Ridge, New York 10977.

		Amount & Nature of Beneficial	Percent of
Title of Class	Name and Address of Beneficial Owner	Ownership	Class

Common	Barclays Global Investors, N.A. and certain affiliates (1) 45 Fremont Street San Francisco, California 94105	922,223	7.2
Common	The TCW Group, Inc. and its direct and indirect subsidiaries (2) 865 South Figueroa Street, Suite 1800 Los Angeles, California 90017	701,482	5.5
Common	LSV Asset Management (3) One North Wacker Drive, Suite 4000 Chicago, Illinois 60606	677,547	5.3
Common	Royce & Associates, LLC (4) 1414 Avenue of the Americas New York, NY 10019	665,100	5.2
Common	Thomas H. Reslewic (5)	454,037	3.5
Common	Walter O. LeCroy, Jr. (6)	271,412	2.1
Common	R. Scott Bausback (7)	189,446	1.5
Common	Carmine J. Napolitano (8)	152,293	1.2
Common	David C. Graef (9)	129,311	1.0
Common	Conrad J. Fernandes (10)	96,478	*
Common	Robert E. Anderson (11)	66,070	*
Common	Charles A. Dickinson (12)	60,954	*
Common	Allyn C. Woodward, Jr. (13)	60,716	*
Common	William G. Scheerer (14)	56,101	*
Common	Norman R. Robertson (15)	23,666	*
	All executive officers and directors as a group (13 persons)(16)		12.0

________

*Denotes less than 1% of the outstanding Common Stock

(1)

Based on information contained in a Schedule 13G filed with the SEC on January 26, 2006. Includes 781,901 shares beneficially owned by Barclays Global Investors, N.A. and 140,332 shares benefically owned by Barclays Global Fund Advisors. Barclays Global Investors, N.A. exercises sole voting power over 736,432 and sole dispositive power over 781,901 shares. Barclays Global Fund Advisors exercises sole voting and dispositive power over 140,322 shares. Barclays Global Investors, Ltd. and Barclays Global Investors Japan Trust and Banking Company Limited are included as reporting persons in the Schedule 13G but, according to the Schedule 13G, do not beneficially own any shares. The Schedule 13G does not provide any information regarding the relationship among the reporting persons included therein.

(2)

Based on information contained in Amendment No. 9 to a Schedule 13G filed with the SEC on February 13, 2006. Includes 701,482 shares held by The TCW Group, Inc. and its direct and indirect subsidiaries, Trust Company of the West, TCW Asset Management Company and TCW Investment Management Company. The TCW Group, Inc. and its direct and indirect subsidiaries exercise shared voting power over 652,814 shares and shared dispositive power over 701,482 shares. The ultimate parent company of The TCW Group, Inc. is Société Générale, S.A., a French corporation. Société Générale, S.A., its executive officers and directors, and its direct and indirect subsidiaries may beneficially own some of our shares (other than shares held by The TCW Group, Inc. and its direct and indirect subsidiaries) and such shares are not included herein. The TCW Group, Inc. disclaims beneficial ownership of any shares beneficially owned by Société Générale, S.A. and any of Société Générale S.A.’s other business units. Société Générale, S.A. disclaims beneficial ownership of shares beneficially owned by The TCW Group, Inc.

(3)

Based on information contained in a Schedule 13G filed with the SEC on February 13, 2006. LSV Asset Management exercises sole voting power over 326,347 shares and sole dispositive power over 677,547 shares.

(4)	Based on information contained in Amendment No. 3 to a Schedule 13G filed with the SEC on January 30, 2006.

(5)	Includes 274,000 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2006.

(6)	Excludes 2,683 shares of Common Stock held in certain trusts for the benefit of Mr. LeCroy's family, of which shares Mr. LeCroy disclaims beneficial ownership.

(7)	Includes 125,000 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2006.

(8)	Includes 97,693 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2006.

(9)	Includes 91,100 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2006.

(10)	Includes 146 shares held jointly by Mr. Fernandes and his spouse and 66,000 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2006.

(11)	Includes 55,000 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2006.

(12)	Includes 55,954 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2006.

(13)	Includes 55,716 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2006.

(14)	Includes 200 shares held jointly by Mr. Scheerer and his spouse and 52,901 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2006.

(15)	Includes 18,666 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2006.

(16)	Includes 935,549 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2006.

PROPOSAL NO. 1 — ELECTION OF A CLASS OF DIRECTORS

We have a classified Board of Directors consisting of three classes. At each Annual Meeting, a class of directors is elected for a full term of three years to succeed those whose terms are expiring. All of our directors are listed below with their principal occupations for the last five years.

At the Annual Meeting, two directors are to be elected in Class II, to hold office for three years or until their respective successors are elected and qualified. All of the nominees are members of the present Board of Directors. The remaining directors will continue to serve as set forth below. It is intended that the shares represented by the enclosed proxy will be voted for the election of the nominees named below, except where authority has been withheld.

Should such nominees be unable or unwilling to accept nomination or election, it is intended that the accompanying proxy will be voted for such other persons as may be nominated by the Nominating/Governance Committee of the Board of Directors. The Board of Directors has no reason to believe that the nominees will be unavailable to serve if elected.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF LeCROY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE.

INFORMATION REGARDING NOMINEES AND DIRECTORS

The following sets forth certain information with respect to the nominees and those continuing directors of LeCroy whose terms expire at the Annual Meetings of Stockholders in 2007 and 2008.

NOMINEES FOR ELECTION AS

CLASS II DIRECTORS

FOR A THREE YEAR TERM EXPIRING

AT THE 2009 ANNUAL MEETING

Name of Director	Age	Position, Principal Occupation, Business Experience and Directorships

William G. Scheerer (1)(3)	68

Mr. Scheerer joined our Board of Directors in July 1995. He has worked as a management consultant since January 2004. He was President of Performance QUEST LLC, a private consulting company, from January 1997 until December 31, 2003. Mr. Scheerer was Vice President of Kalman Saffran Associates, Inc., a high technology research and development contract company, from March 1997 to January 2001.

Allyn C. Woodward, Jr. (1)(2)	65

Mr. Woodward joined our Board of Directors in June 1998 and has worked as a consultant since January 2006. He was Vice Chairman of Adams Harkness Financial Group (formerly Adams, Harkness & Hill, Inc.), an institutional research, brokerage and investment-banking firm, from April 2001 to January 2006. Mr. Woodward previously served as President of Adams, Harkness & Hill, Inc. from 1995 to 2001. Mr. Woodward serves as a director of Hercules Technology Growth Capital, Inc. and several private companies, and is an Overseer of and member of the Finance Committee of the Newton Wellesley Hospital.

________

(See legend on following page)

CLASS III DIRECTORS

CONTINUING IN OFFICE WHOSE TERM EXPIRES

AT THE 2007 ANNUAL MEETING

Name of Director	Age	Position, Principal Occupation, Business Experience and Directorships

Walter O. LeCroy, Jr.	71

Mr. LeCroy, who founded our Company, has been a member of our Board of Directors since 1964 and has served as Honorary Chairman of the Board since February 1999. Mr. LeCroy previously served as the Chairman of the Board from our founding to January 1999. Mr. LeCroy is currently the owner of Imaging Arts Corporation, a photo gallery in Charleston, South Carolina and is also a director of Butler International, Inc.

Robert E. Anderson (2) (3)	65

Mr. Anderson joined our Board of Directors in July 1995 and was President of Omniken Inc., a private consulting firm, from September 1993 to 2005. Currently, Mr. Anderson is an entrepreneur advisor and is also a director of several private companies.

Thomas H. Reslewic	47

Mr. Reslewic was named to our Board of Directors in January 2002. Mr. Reslewic joined us in 1990 and has served as President and Chief Executive Officer since January 2002. Mr. Reslewic previously served as President from October 2000 until December 2001, and Executive Vice President and Chief Operating Officer from February 1998 until October 2000.

CLASS I DIRECTORS

CONTINUING IN OFFICE WHOSE TERM EXPIRES

AT THE 2008 ANNUAL MEETING

Name of Director	Age	Position, Principal Occupation, Business Experience and Directorships
Charles A. Dickinson (1)	82

Mr. Dickinson joined our Board of Directors in May 1998 and became Chairman of the Board of Directors in February 1999. Mr. Dickinson is retired. Mr. Dickinson also serves as a director of JMAR Technologies, Inc., Nypro Inc., Aavid Thermal Technology, Inc. and two privately held corporations.

Norman R. Robertson (2) (3)	58

Mr. Robertson joined our Board of Directors in May 2004 and is the designated Audit Committee financial expert. Mr. Robertson has been the Senior Vice President, Finance and Administration, and Chief Financial Officer of Progress Software Corporation since May 1996. Massachusetts-based Progress Software Corporation supplies technologies for the development, deployment, integration and management of business applications.

___

(1)	Member of the Compensation Committee.
(2)	Member of the Audit Committee.
(3)	Member of the Nominating/Governance Committee.

Corporate Governance

We are committed to good business practices and transparency in financial reporting and have long believed that good corporate governance is important to ensure that LeCroy is managed for the long-term benefit of its stockholders. To that end, over the last few years, we have implemented a number of practices and procedures to strengthen our corporate governance practices, including the following:

•	adopting Corporate Governance Guidelines;
•	amending the charters for our Audit, Compensation and Nominating/Governance Committees;
•

taking steps to ensure that a majority of the members of our Board of Directors and all of the members of all of the committees of our Board of Directors are independent under Nasdaq listing requirements and SEC rules;

•	requiring that the independent members of our Board of Directors meet at least twice annually at regularly scheduled executive sessions at which only they are present;
•	electing a new independent director in 2004 who qualifies as an audit committee financial expert under SEC rules;
•	revising our code of ethics entitled "Revised Principles of Business Conduct Policy," which applies to our officers, directors and employees;
•

supporting our Audit Committee in establishing a policy and procedure to receive, retain and treat complaints regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or audit matters, including a toll-free hotline;

•	commencing in fiscal 2006 each non-employee member of our Board of Directors shall own, within three years, Common Stock of the Company with a value equal to three times his annual cash retainer; and
•

ensuring that we comply with and operate in a manner consistent with recently-enacted legislation outlawing extensions of credit in the form of a personal loan to or for directors and executive officers.

We will continue to review and, when appropriate, take additional steps in the future to continue to strengthen and develop our corporate governance practices to ensure that we are focused on the long-term benefit of our stockholders.

Structure and Compensation of the Board of Directors

Attendance at Board and Committee Meetings

During fiscal 2006, the Board of Directors held seven meetings. During the fiscal year, each director attended more than 75% of the total number of meetings of the Board of Directors and the total number of meetings of its committees of which he was a member. Because of the historically very limited stockholder attendance at our annual stockholders’ meetings, it is our policy that directors are not required to attend annual meetings. If a specific issue of likely interest to stockholders arises, directors may be required to attend the annual meeting. One of the then-serving directors attended the 2005 Annual Meeting.

Committees of the Board

The Board of Directors has a Compensation Committee, Audit Committee and Nominating/Governance Committee. The Board of Directors has determined that all committee members are “independent” under the Nasdaq listing standards. The members and responsibilities of these committees of the Board of Directors are described as follows:

Compensation Committee

The Compensation Committee consists of Messrs. Charles A. Dickinson, William G. Scheerer and Allyn C. Woodward, Jr. (Chairperson). The principal functions of the Compensation Committee are to review our executive compensation and benefit policies and to administer our stock incentive plans. The Compensation Committee met five times during fiscal 2006. A copy of our Compensation Committee Charter was included as an appendix to our 2004 Proxy Statement, which is available on our website (www.lecroy.com) through a link to our SEC filings.

Audit Committee

The Audit Committee consists of Messrs. Robert E. Anderson (Chairperson), Norman R. Robertson and Allyn C. Woodward, Jr. The Board of Directors has determined that Mr. Robertson is an "audit committee financial expert," as that term is defined in Item 401(h) of Regulation S-K promulgated by the SEC, and is “independent,” as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. Mr. Robertson joined our Board of Directors in May 2004. Mr. Robertson has been the Chief Financial Officer of Progress Software Corporation since May 1996 and holds a Bachelor of Business Administration from the University of Massachusetts and a Master of Business Administration from Boston University. The principal functions of the Audit Committee are to review and pre-approve the engagement of our independent registered public accounting firm to perform audit, audit related, and non-audit services and related fees and to provide assistance to the Board of Directors in fulfilling their oversight responsibility relating to: the integrity of our financial statements and financial reporting process; our systems of internal accounting and financial controls; our independent registered public accounting firm’s qualifications and independence; and our compliance with ethics policies and legal and regulatory requirements. The Audit Committee met ten times during fiscal 2006. For a description of the Audit Committee’s findings, see “Audit Committee Report” on page 18. The Audit Committee is governed by a charter approved by the Board of Directors. A copy of our Restated Audit Committee Charter was included as an appendix to our 2004 Proxy Statement, which is available on our website (www.lecroy.com) through a link to our SEC filings.

Nominating/Governance Committee

The Nominating/Governance Committee consists of Messrs. Robert E. Anderson, William G. Scheerer (Chairperson), and Norman R. Robertson. The primary responsibility of the Nominating/Governance Committee is to ensure that the Board of Directors is properly constituted to meet its fiduciary obligations to us and our stockholders and that we have and follow appropriate governance standards. The principal functions of the Nominating/Governance Committee are to: evaluate the size and composition of our Board of Directors and its committees; establish the criteria for Board membership; identify, evaluate and recommend to our Board of Directors candidates for nomination and election as members of our Board of Directors; identify and recommend Board members qualified to fill vacancies on any committee of the Board of Directors; consider the performance of each director before recommending to the Board his or her nomination for an additional term as director; recommend to the Board of Directors any changes to the Company’s Corporate Governance Guidelines; and monitor and make recommendations to the Board of Directors on matters relating to corporate governance. The Nominating/Governance Committee met once during fiscal 2006. A copy of our Amended and Restated Nominating/Governance Committee Charter was included as an appendix to our 2005 Proxy Statement, which is available on our website (www.lecroy.com) through a link to our SEC filings.

The Nominating/Governance Committee considers recommendations for Board of Director nominations from many sources, including stockholders. If a stockholder would like to bring such a recommendation to the Nominating/Governance Committee's attention, he or she should follow the submission procedures set forth under the Section entitled “Procedures for Submitting Director Recommendations” on page 21 of this Proxy Statement. There is no difference in the manner in which the Nominating/Governance Committee evaluates nominees for director based on whether the nominee is recommended by a security holder, other party or executive search firm.

The Nominating/Governance Committee believes that candidates for director should have certain minimum qualifications, including any qualifications required by applicable laws, rules, regulations and listing standards. In addition, the Committee considers factors such as judgment, skill, diversity, experience with businesses and other organizations of comparable size, other board memberships, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would bring desirable expertise to the Board or any committee of the Board. However, the Committee retains the right to modify these factors from time to time. Specific qualities or skills that the Nominating/Governance Committee believes are necessary for one or more of the Company's directors to possess include experience as a director on boards of public companies of similar or greater size and complexity, experience as a CEO or other senior executive, and experience in product manufacturing, marketing/sales, finance, international business, and technology. However, the Committee retains the right to modify these qualities from time to time.

The Nominating/Governance Committee’s process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the Nominating/Governance Committee reviews such directors’ overall service to the Company during their terms. In the case of new director candidates, the Nominating/Governance Committee uses its network of contacts to compile a list of possible candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating/Governance Committee first determines whether the new director candidates meet all requirements of applicable laws, rules, regulations and listing standards. The Committee then meets to discuss and consider such candidates’ qualifications and then chooses a candidate or candidates to recommend to the Board of Directors.

Compensation of Directors

For fiscal year 2006, the Chairperson of our Board of Directors received an annual retainer of $35,000 payable in quarterly installments. The other non-employee directors each received an annual retainer of $20,000 payable in quarterly installments. The Chairpersons of the Compensation Committee and Audit Committee were paid an additional annual retainer of $10,000 payable in quarterly installments. The Chairperson of the Nominating/Governance Committee was paid an additional annual retainer of $5,000 payable in quarterly installments. All non-employee members of the Board of Directors received a meeting fee of $1,500 for attendance at each meeting of the Board of Directors or a committee of the Board of Directors.

Under our Amended and Restated 1998 Non-Employee Director Stock Option Plan, any newly elected or appointed non-employee director receives, upon his or her initial election or appointment to the Board of Directors, either (i) an option to purchase 15,000 shares of Common Stock, at a price equal to the fair market value on the date of grant, which vests ratably on a monthly basis over 36 months, or (ii) an award of 10,000 shares of Common Stock subject to any resale and transfer restrictions established by the Board of Directors (“Restricted Common Stock”), as determined by the Board of Directors in its discretion. In fiscal 2006, pursuant to our Amended and Restated 1998 Non-Employee Director Stock Option Plan, each non-employee director received an annual grant of 5,000 shares of Restricted Common Stock. These shares of Restricted Common Stock were granted on the date of the Company’s 2005 Annual Meeting of Stockholders and vested immediately.

No executive officer of LeCroy receives any additional compensation for serving as a member of the Board of Directors, except for reimbursement of expenses incurred in meeting their obligations as Directors.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table sets forth information with respect to all compensation awarded to, earned by, or paid to (i) the Chief Executive Officer of the Company during fiscal 2006 and (ii) the Company’s four most highly compensated executive officers who were serving as executive officers at the end of fiscal 2006 (collectively, the “Named Executive Officers”):

Long –Term Compensation
		Annual Compensation		Awards
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Restricted Stock Awards ($)(11)	Securities Underlying Options (#)	All Other Compensation ($)

Thomas H. Reslewic...................	2006	400,000	365,500	-	-	398,560 (9)(10)
President, Chief Executive Officer	2005	400,000	416,900(4)(5)	-	-	2,440 (10)
	2004	380,000	371,628	2,881,600(6)	-	312 (10)

R. Scott Bausback...................	2006	275,000	78,750	-	-	15,441 (10)
Executive Vice President, Chief Operating Officer	2005	275,000	284,250(4)(5)	-	-	17,179 (10)
	2004	250,000	253,383	1,080,600(6)	-	5,709 (10)

Carmine J. Napolitano (2)...................	2006	250,000	78,750			13,752 (10)
Vice President, General Manager-Product Divisions	2005	177,885	213,188 (4)(5)	841,500 (7)	-(8)	4,775 (10)

Conrad J. Fernandes...................	2006	185,000	150,375			27,197 (10)
Vice President, Corporate Development and Strategy	2005	224,688 (3)	86,325 (4)(5)			12,460 (10)
	2004	251,661 (3)	86,689			4,484 (10) (8)

David C. Graef...................	2006	200,000	42,000	-	-	11,062 (10)
Vice President, Chief Technology Officer	2005	200,000	151,600(4)(5)	-	-	11,256 (10)
	2004	180,000	118,246	540,300 (6)	-	4,809 (10)

________

(1)	Bonuses reflect amounts earned and accrued in fiscal year 2006.
(2)	Mr. Napolitano’s employment with LeCroy commenced on October 29, 2004.
(3)	Included in Mr. Fernandes’ salary are sales commissions of $39,688 and $63,526 for fiscal 2005 and 2004, respectively.
(4)	Includes a cash component as follows: Mr. Reslewic - $202,400; Mr. Bausback - $138,000; Mr. Napolitano - $103,500; Mr. Fernandes - $52,200; Mr. Graef - $73,600.
(5)

Includes a non-cash component as follows: On June 27, 2005, each Named Executive Officer, in lieu of 65% of his target cash bonus, elected to receive shares of restricted stock having a fair market value equal to such amount multiplied by 1.5. Mr. Reslewic was granted 15,321 shares of restricted stock, Mr. Bausback was granted 10,446 shares of restricted stock, Mr. Napolitano was granted 7,834 shares of restricted stock, Mr. Fernandes was granted 2,437 shares of restricted stock, and Mr. Graef was granted 5,571 shares of restricted stock. All of such shares vested immediately upon grant. The closing market price of LeCroy’s Common Stock on the date of grant was $14.00.

(6)

Mr. Reslewic’s restricted shares granted in fiscal 2004 vest as follows: 50,000 shares on June 16, 2007, 50,000 shares on June 16, 2008 and 60,000 shares on June 16, 2009. Restricted shares granted to other Named Excutive Officers in fiscal 2004 cliff vest in four years. The closing market price of LeCroy’s common stock on the date of grant, June 16, 2004, was $18.01.

(7)	Mr. Napolitano’s 50,000 restricted shares granted on October 29, 2004 cliff vest in four years. The closing market price of LeCroy’s Common Stock on the date of grant was $16.83.

(8)	Does not include any of Mr. Napolitano’s Computer Access Technology Corporation (“CATC”) options assumed by LeCroy as part of its acquisition of CATC.
(9)

Includes imputed income of $393,560, which represents the loan principal and all accrued interest of a loan made to Mr. Reslewic by LeCroy, which, in accordance with its terms, was forgiven since Mr. Reslewic remained an employee of LeCroy for the entire five-year term of the loan and was not terminated without cause prior to the maturity date of the loan.

(10)

Includes amounts paid to individual 401(k) accounts as a matching contribution by LeCroy. For Mr. Bausback, the 401(k) match was $3,269, $7,712 and $5,709 in fiscal 2006, 2005 and 2004, respectively; for Mr. Napolitano, the 401(k) match was $6,214 and $3,500 in fiscal 2006 and 2005, respectively; for Mr. Fernandes, the 401(k) match was $3,846, $5,585 and $3,932 in fiscal 2006, 2005 and 2004, respectively; and for Mr. Graef, the 401(k) match was $4,012, $6,556 and $4,809 in fiscal 2006, 2005 and 2004, respectively. Also includes imputed income of $5,000, $2,440 and $312 for Mr. Reslewic in fiscal 2006, 2005 and 2004, respectively; $12,172 and $9,467 for Mr. Bausback in fiscal 2006 and 2005, respectively; $7,538 and $1,275 for Mr. Napolitano in fiscal 2006 and 2005, respectively; $6,875, $6,875 and $552 for Mr. Fernandes in fiscal 2006, 2005 and 2004, respectively; and $7,050 and $4,700 for Mr. Graef in fiscal 2006 and 2005, respectively.

(11)	A total of 528,075 shares of restricted stock with an aggregate value of $7,577,876 were outstanding as of June 30, 2006.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information concerning the exercise of stock options during fiscal year 2006 by each of the Named Executive Officers and the fiscal year-end value of unexercised options.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End Exercisable/ Unexercisable	Value of Unexercised In-the -Money Options At Fiscal Year-End ($) (1) Exercisable/ Unexercisable

Thomas H. Reslewic	-	-	274,000 / -	-/-
R. Scott Bausback	-	-	112,500 / 12,500	48,250 / 48,250
Carmine J. Napolitano	-	-	80,962 / 67,216	334,425 / 150,596
Conrad J. Fernandes	-	-	63,500 / 2,500	9,650 / 9,650
David C. Graef	-	-	83,600 / 7,500	28,950 / 28,950

_________

(1)	Calculated on the basis of the fair market value of our Common Stock on June 30, 2006 of $14.35, less the applicable option exercise price.

Option Grants in Last Fiscal Year

No individual grants of stock options were made during fiscal year 2006 to any of the Named Executive Officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have adopted a policy that all transactions between us and our officers, directors and affiliates must be on terms no less favorable to us than those that could be obtained from unrelated third parties and must be approved by a majority of the disinterested members of the Board of Directors.

On October 20, 2000, the Compensation Committee of the Board of Directors approved a $250,000 five-year loan to Thomas H. Reslewic, then LeCroy’s President, secured by Mr. Reslewic’s non-qualified stock options. The loan accrued interest at 9.5% compounded annually with interest payable at the maturity of the loan. In accordance with the terms of the loan, since Mr. Reslewic remained an employee of LeCroy for the entire five-year term of the loan and was not terminated without cause prior to the maturity date of the loan, LeCroy forgave the loan principal and all accrued interest.

On August 5, 2005, the Compensation Committee of the Board of Directors approved the payment of a $250,000 retention bonus to Mr. Reslewic, which requires Mr. Reslewic to remain with the Company until the fifth anniversary of the date the bonus is paid or reimburse the Company for the full amount of the bonus.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our Compensation Committee during the most recently completed fiscal year were Allyn C. Woodward, Jr., Charles A. Dickinson and William G. Scheerer. During such time, no member of the Compensation Committee was a current or former officer or employee of LeCroy or any of its subsidiaries and no executive officer of LeCroy served as a director or as a member of the compensation or equivalent committee of another entity, one of whose executive officers served as a director of LeCroy or on LeCroy’s Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any prior or future filing made by LeCroy under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that LeCroy specifically incorporates such information by reference.

The Compensation Committee of the Board of Directors comprises solely independent, non-employee directors. The Compensation Committee reviews and approves all compensation plans, benefit programs and perquisites for executives and other employees. The Compensation Committee sets the salary of the Chief Executive Officer (“CEO”), periodically reviews the job performance of the CEO, sets relative relationships between the CEO salary and the salary of other key executives, and recommends to the Board of Directors the compensation program for directors. The Compensation Committee reviews and approves management recommendations for stock option and restricted share grants under LeCroy’s equity-based compensation plans.

Compensation Philosophy

Our executive compensation program has been designed to attract and retain exceptional executives who seek a long-term association with us and who enjoy the challenge of pay for performance. The basic program consists of two cash compensation components: base salary and a performance-based annual bonus. A third component, our equity-based compensation plans, is used for executive retention, to attract new key people, to recognize accomplishments under individually tailored business growth programs and to encourage the alignment of long-term interests of eligible executives with those of our stockholders. Covered executives also participate in benefit plans generally available to employees.

Base Salary

Base salary for the CEO and other executives is set annually taking into consideration our sales and profit growth, overall job performance, and the executive pay levels of corporations of a similar size. The Compensation Committee utilizes, as a reference, up-to-date information on compensation practices of other companies from several independent sources. Base salary is then set so as to represent no more than 70% of total attainable compensation, the balance of which is fully contingent upon the achievement of both qualitative and quantitative levels of performance and stockholder return.

Performance-Based Annual Bonus

Our pay for performance annual bonus program is primarily a cash-based compensation component for senior executives of LeCroy. Executives in this program earn a bonus set by specific performance levels in areas applicable to their individual business units. The program is designed to reward efficient, profitable performance with the highest payout. The intent is to encourage management decisions that optimize financial results.

Equity-Based Compensation Plans

Our equity-based compensation plans are designed to provide long-term incentives to executives that are aligned with the interests of LeCroy’s stockholders. A long-term perspective is established by the sequential vesting of options or restricted shares. The plans are designed to encourage senior executives to be long-term stockholders and to have owner concern and care for LeCroy as a whole. The intent of the plans is to provide executives with the opportunity for financial gain which is larger than the cumulative annual bonuses but which takes much longer to achieve; and which requires meaningful long-term growth in the market price of our Common Stock for the gain to be realized. Stock options under our equity-based plans are granted at market price and typically vest annually in 25% increments over four years. Restricted stock awards granted under our equity-based plans to certain selected key employees typically comprise time-vested share grants with long-term cliff-vesting conditions and are subject to forfeiture in the event we terminate the recipient with “cause.”

In the past, LeCroy has used stock options to provide long-term incentives (LTI) for its management and employees. During the past three years of re-shaping LeCroy’s management team and operating results, despite the establishment of a new stock incentive plan in October 2003, as amended in October 2005, the Company has not issued a significant number of stock options other than those required to be issued in the CATC acquisition. As it moves forward, LeCroy recognizes the importance of creating a strong alignment between LeCroy’s employees and its shareholders and the Company strongly believes in the value of equity-based compensation to create that alignment. However, LeCroy believes it is likely that option expense methodologies will make conventional stock option grants consistent with the Company’s past practices rather expensive relative to the compensation benefit seen by the employee. In addition, LeCroy is highly sensitive to the dilutive impact of granting a large number of stock options. Therefore, in fiscal 2004 the Company elected to use restricted shares as its primary vehicle to provide LTI for management and employees. LeCroy anticipates using a mix of programs, including time-vested share grants, comprising both graded and longer-term cliff vesting conditions, as well as performance-based share grants.

The size and frequency of options and restricted share grants are based on level of responsibility, our performance as a whole and the executive’s personal performance. Annually, both financial and non-financial specific goals are set, which are aimed at building future marketplace strengths and achieving corporate success factors. Other grants may be made based upon management’s specific recommendations, and review and approval by the Compensation Committee.

Compensation of the Chief Executive Officer

On January 2, 2002, we entered into an employment agreement with Mr. Reslewic, which was amended on June 16, 2004, that provides for an annual base salary of $400,000, which is considered to be at approximately the median base compensation level paid to chief executive officers of corporations with a size and complexity similar to ours.

For fiscal 2006, Mr. Reslewic’s bonus, earned as a result of the Company’s success in meeting pre-established performance objectives, was $115,500 which represents 29% of his base salary. This compares to his fiscal 2005 bonus of $416,900 (comprising cash equal to $202,400 and immediately vesting restricted stock awards having a fair market value on the date of grant equal to $214,500), which represented 104% of his base salary. In addition to Mr. Reslewic’s performance bonus in fiscal 2006, he received a retention bonus of $250,000 (please refer to Certain Relationships and Related Transactions on page 13 of this Proxy Statement).

In fiscal 2006, Mr. Reslewic received imputed income of $393,560 which represents the loan principal and all accrued interest of a loan made to Mr. Reslewic by LeCroy which, in accordance with its terms, was forgiven since Mr. Reslewic remained an employee of LeCroy for the entire five-year term of the loan and was not terminated without cause prior to the maturity date of the loan.

The severance and non-competition/non-solicitation provisions contained in Mr. Reslewic’s employment agreement have been superseded by the provisions of the agreement he entered into with the Company on August 19, 2004, which is described below under “Employment and Other Agreements.”

Employment and Other Agreements

In August 2001, we entered into an employment agreement with Mr. Bausback, which was amended on June 16, 2004, that provides for an annual base salary of $275,000 and a target bonus of $150,000. The severance provisions and non-competition/non-solicitation provisions contained in Mr. Bausback’s employment agreement have been superseded by the provisions of the agreement he entered into with the Company on August 19, 2004, which is described below.

On September 1, 2004, LeCroy entered into an employment agreement with Mr. Napolitano. Mr. Napolitano was the President and Chief Executive Officer of Computer Access Technology Corporation (“CATC”), which was acquired by LeCroy on October 29, 2004. Pursuant to his employment agreement, Mr. Napolitano serves as a Vice President of LeCroy and continues to serve as President of CATC, now a wholly-owned subsidiary of LeCroy. The employment agreement with Mr. Napolitano was amended on September 30, 2004 and became effective upon completion of the acquisition of CATC on October 29, 2004. Pursuant to the terms of his employment agreement, Mr. Napolitano will receive an annual base salary of $250,000 and received a restricted stock grant for 50,000 shares of LeCroy Common Stock, which will vest 100% on the fourth anniversary of the commencement date of Mr. Napolitano's employment. From the completion of the CATC acquisition until June 30, 2005, Mr. Napolitano was eligible to receive a performance bonus of up to $150,000 upon achievement of certain performance goals (refer to the Summary Compensation Table included in this Proxy Statement under Executive Compensation and Other Information). If Mr. Napolitano's employment is terminated by LeCroy for just cause, he will be entitled to receive only that portion of his base salary and bonus that has been earned but is unpaid on the termination date. If Mr. Napolitano's employment is terminated without just cause or by Mr. Napolitano for good reason, his stock options and restricted stock awards that would have vested assuming monthly vesting (other than those subject to LeCroy's standard four-year annual vesting schedule) and all of his CATC stock options assumed by LeCroy in connection with its acquisition of CATC will vest and become immediately exercisable and he will be entitled to receive that portion of his base salary and bonus that has been earned but is unpaid on the termination date plus one year of base salary and bonus and certain medical insurance benefits equivalent to those received by LeCroy's most senior employees. If Mr. Napolitano's employment is terminated by LeCroy for any reason other than just cause within 90 days prior to or two years after an acquisition of 50% or more of LeCroy's voting stock or a sale of all or substantially all of LeCroy's assets, all of his unvested stock options and restricted stock awards will vest and become immediately exercisable and he will be entitled to receive one and one half years of base salary and bonus in addition to the medical insurance benefits discussed in the preceding sentence. Mr. Napolitano has additionally agreed not to solicit, retain or employ as a consultant any person employed by LeCroy during the six months prior to his termination.

In August 2004, the Company entered into agreements with each of the Company executives set forth below, which provide for certain rights, compensation, benefits and responsibilities in the event the executive’s employment with the Company is terminated. Terms governing any termination of Mr. Napolitano’s employment with the Company are set forth in his employment agreement described above. Under each agreement, in the event the executive is terminated by the Company with “just cause,” the executive shall not be entitled to any severance or other compensation other than any base salary or target bonus which has been earned but not yet paid on the date of termination. In the event the executive is terminated by the Company without “just cause” or terminates his employment with “good reason,” the Company shall pay to the executive any base salary or target bonus which has been earned but not yet paid on the date of termination and, so long as the executive provides the Company with a full release of all claims, (i) the Company shall pay the executive the number of months of base salary and bonus set forth opposite the executive’s name below, (ii) the Company shall continue the executive’s medical, dental and life insurance (to the extent permitted under the relevant plans), (iii) so long as the executive has terminated his employment for “good reason” and such “good reason” was not termination or certain relocation by the Company within two years after an “acquisition,” “change of control” or “hostile takeover” (each as defined in the Company’s 2003 Stock Incentive Plan), all stock options held by the executive shall be exercisable to the extent then vested as permitted under the applicable stock option plan and related stock option agreements, and all restricted stock held by the executive shall be exercisable on a pro rata basis based on the time elapsed from the date of grant until the date of termination, calculated to the next nearest calendar month, and any such stock options and restricted stock may be exercised within the time period permitted under the applicable stock option plan, (iv) so long as the executive has terminated his employment for “good reason” and such “good reason” was termination or certain relocation by the Company within two years after an “acquisition,” “change of control” or “hostile takeover,” all stock options and restricted stock held by the executive shall automatically vest and may be exercised within twelve months notwithstanding the time period permitted under the applicable stock option plan, (v) the Company shall provide the executive with outplacement counseling services and (vi) the Company shall pay each of Mr. Reslewic and Mr. Bausback a gross up payment in the event he is subject to any excise tax on any severance payment so that he is in the same after-tax financial position he would have been in if he had not incurred such tax liability. In the event the executive terminates his employment for other than “good reason,” the Company shall pay to the executive any base salary or target bonus which has been earned but not yet paid on the date of termination and the executive shall be entitled to any rights he may have under his stock option agreements and restricted stock agreements with the Company. On termination of an executive’s employment as a result of death or permanent disability, the Company shall pay to the executive or his estate any base salary or bonus which has been earned but not yet paid on the date of termination. Unless the executive terminates his employment for “good reason” and such “good reason” was termination or certain relocation by the Company within two years after an “acquisition,” “change of control” or “hostile takeover,” after the termination of his employment, (i) for the number of months set forth opposite the executive’s name below, the executive will not engage in any commercial activity that competes with the business of the Company or solicit for the account of any person or organization engaged in a competing business, any customer or client of the Company or its affiliates, or, in the event of the executive’s termination of his employment, any entity or individual that was such a customer or client during the period of time preceding such termination of employment equal to the number of months set forth at the beginning of this clause (i), and (ii) for the number of months set forth opposite the executive’s name below, the executive will not solicit, employ or cause to be solicited or employed in any capacity, or solicit, retain or cause to be retained as a consultant, any person who was employed by the Company at any time during the six-month period ending on the date of termination of the executive’s employment.

Executive	Number of Months of Base Salary in the Event of Termination Without Just Cause or for Good Reason	Number of Months of Bonus in the Event of Termination Without Just Cause or for Good Reason	Number of Months of Non-Competition and Non-Solicitation of Customers	Number of Months of Non-Solicitation of Employees
Thomas H. Reslewic	24	24	24	24
R. Scott Bausback	18	18	18	18
Conrad J. Fernandes	12	12	12	12
David C. Graef	12	12	12	12

Policy Regarding Deductibility of Compensation

Internal Revenue Code Section 162(m) generally limits the tax deduction to $1 million for compensation paid to the CEO and each of the four other highly compensated executive officers of LeCroy. Qualifying performance-based compensation is not subject to the deduction limitation if certain requirements are met. The Compensation Committee’s policy with respect to Section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted while simultaneously providing our executives with appropriate rewards for their performance. Towards this end, our 2003 Stock Incentive Plan and our Amended and Restated 1993 Stock Incentive Plan are structured such that the stock options qualify as performance-related compensation that is not subject to the deductibility limitation imposed by Section 162(m). Additionally, at our 2005 Annual Meeting of Stockholders our stockholders approved (i) an amendment to our 2003 Plan to allow for awards based on performance which may then be tax deductible notwithstanding Section 162(m) and (ii) the adoption of the Executive Incentive Plan, the purpose of which is to provide annual incentive compensation payments to senior executives that are directly tied to the attainment of the Company’s business objectives and that may qualify as “performance based compensation” under Section 162(m) of the Internal Revenue Code.

Compensation Committee:

Allyn C. Woodward, Jr., Chairman

Charles A. Dickinson, Member

William G. Scheerer, Member

September 25, 2006

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any prior or future filing made by LeCroy under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that LeCroy specifically incorporates such information by reference.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the consolidated financial statements.

The Committee reviewed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee by Statement on Auditing Standards (“SAS”) No. 61, as amended by SAS No. 90, “Communication With Audit Committees.” In addition, the Committee has discussed with the independent registered public accounting firm their independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with the registered public accounting firm’s independence.

The Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2006 for filing with the Securities and Exchange Commission.

The Committee is governed by a charter approved by the Board of Directors. The Committee held ten meetings during fiscal year 2006. The members of the Committee are considered independent under the independence requirements for Board members prescribed by the Nasdaq listing standards and Rule 10A-3 of the Exchange Act.

Audit Committee:

Robert E. Anderson, Chairman

Norman R. Robertson, Member

Allyn C. Woodward, Jr., Member

September 25, 2006

PRINCIPAL ACCOUNTANT FEES AND SERVICES

KPMG LLP (“KPMG”), our independent registered public accounting firm, billed us fees for the following services in fiscal 2005 and 2006. In October 2006, the Board of Directors of LeCroy, upon the recommendation of its Audit Committee, intends on selecting its independent registered public accounting firm for the fiscal year ending June 30, 2007.

Fiscal Year Ended

	2006	2005
Audit Fees (1)	$1,095,000	$1,233,000
Audit-Related Fees (2)	0	10,000
Total Audit and Audit-Related Fees	1,095,000	1,243,000
Tax Fees (3)	-	28,000
All Other Fees	-	-
Total Fees	$1,095,000	$1,271,000

(1)

Includes fees for the audit of our consolidated financial statements, the audit of internal control over financial reporting, statutory audits, quarterly review services, the issuance of comfort letters and consents, and reviews of and assistance with documents filed with the SEC.

(2)	Includes fees for services associated with proposed transactions.
(3)	Includes fees for tax compliance, tax planning and tax advice with respect to our foreign subsidiaries.

Consistent with SEC rules, the Audit Committee has the responsibility for appointing, setting compensation for and overseeing the work of the independent registered public accounting firm. As such, the Audit Committee has established a policy of pre-approving all audit and permissible non-audit services provided to us by KPMG. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. None of the fees set forth above relate to engagements for which the pre-approval requirement was waived.

PERFORMANCE GRAPH

The performance graph set forth below compares the cumulative total stockholder return of our Common Stock for the last five fiscal years through the fiscal year ended June 30, 2006 with that of the U.S. Nasdaq® stock market index, and a peer group comprising the S&P Information Technology index. The graph assumes an investment of $100 on June 30, 2001 and the reinvestment of dividends (where applicable). The comparisons in this table are set forth in response to SEC disclosure requirements, and are not intended to forecast or be indicative of future performance of the Common Stock.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG LECROY CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE S & P INFORMATION TECHNOLOGY (PEER GROUP) INDEX

DOLLARS
0
20
40
60
80
100
120
6/01
6/02
6/03
6/04
6/05
6/06
LECROY CORPORATION
NASDAQ STOCK MARKET (U.S.)
S & P INFORMATION TECHNOLOGY (PEER GROUP)

* $100 invested on 6/30/01 in stock or index-including reinvestment of dividends.
Fiscal year ending June 30.

Copyright © 2006, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors and persons who own more than 10% of the outstanding shares of the Company’s Common Stock to file certain reports on Securities and Exchange Commission Forms 3, 4, and 5 with respect to their beneficial ownership of the Company’s equity securities.

Based solely upon a review of the copies of such reports and amendments thereto furnished to us and written representations from the reporting persons, we believe that all of our directors, executive officers and greater than 10% stockholders have timely filed all reports required under Section 16(a) for fiscal year 2006.

INFORMATION CONCERNING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appointed KPMG as the independent registered public accounting firm for the Company for the fiscal year ended June 30, 2006. A representative of KPMG will be present at the Annual Meeting and will be available to respond to appropriate questions and, if he or she desires, will have the opportunity to make a statement.

PROCEDURES FOR SUBMITTING STOCKHOLDER PROPOSALS

Proposals for Inclusion in Next Year’s Proxy Statement

In order for a proposal of a stockholder to be included in the Board of Directors’ Proxy Statement for our 2007 Annual Meeting, it must be received at our principal executive office on or before the close of business on May 25, 2007, pursuant to SEC Rule 14a-8 under the Exchange Act. Such a proposal must comply with the requirements as to form and substance established by the SEC in order to be included in the Proxy Statement.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting

For any proposal that is not submitted for inclusion in next year’s Proxy Statement, but is instead sought to be presented directly at the 2007 Annual Meeting, SEC rules permit management to vote proxies in its discretion if we: (i) receive notice of the proposal before the close of business on August 8, 2007 and advise stockholders in the 2007 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (ii) do not receive notice of the proposal prior to the close of business on August 8, 2007.

Procedures for Submitting Director Recommendations

Submitting Director Recommendations to the Nominating/Governance Committee. If a stockholder wishes the Nominating/Governance Committee to consider a recommended individual as a candidate for election to the Board of Directors, the stockholder must submit a request as follows:

Information. In notifying the Nominating/Governance Committee, the stockholder should provide the following information to the Committee:

•	the name and the address of the stockholder making the submission and the name, address, telephone number and social security number of the candidate to be considered;

•

the class or series and number of shares of the Company’s stock that are beneficially owned by the stockholder making the submission, a description of all arrangements or understandings between the stockholder and the candidate, and an executed written consent of the candidate to serve as a director of the Company if so elected;

•	a copy of the candidate’s resume and references; and

•

an analysis of the candidate’s qualifications to serve on the Board of Directors and on each of the Board’s committees in light of the criteria set forth in the Nominating/Governance Committee’s charter (including all regulatory requirements incorporated by references therein).

Address. The foregoing information should be submitted to the Nominating/Governance Committee through the Corporate Secretary, LeCroy Corporation, 700 Chestnut Ridge Road, Chestnut Ridge, New York 10977.

COMMUNICATING WITH THE BOARD OF DIRECTORS

The Company’s independent directors have approved a process for stockholders to communicate with directors. Pursuant to that process, stockholders, employees and others interested in communicating with the Chairman should write to the address below:

Charles A. Dickinson

Chairman of the Board of Directors

LeCroy Corporation

700 Chestnut Ridge Road

Chestnut Ridge, New York 10977

Those interested in communicating directly with the Board, any of the Board’s committees, the non-employee directors as a group or any individual non-employee director should write to the address below:

Office of the Corporate Secretary

LeCroy Corporation

700 Chestnut Ridge Road

Chestnut Ridge, New York 10977

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented at the Annual Meeting other than that which is set forth in this Proxy Statement. It is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment if any other matters should properly come before the Annual Meeting, including voting for election of a Director in place of any person named in the proxy who may not be available for election.

REGARDLESS OF WHETHER YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, IT WOULD BE APPRECIATED IF YOU WOULD COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

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☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card	123456	C0123456789	12345

A Election of Directors The Board of Directors recommends a vote FOR the listed nominees. 1. To elect Directors for a term expiring in 2009 (as set forth in the Proxy Statement).	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

	For	Withhold
01 – William G, Scheerer	☐	☐

02 – Allyn C. Woodward, Jr.	☐	☐

PLEASE MARK THE BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING	☐

B  Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign exactly as your name or names appear hereon. Joint owners should each sign. When signing as Executor, Administrator, Trustee or Guardian, etc., please add your full title. This proxy votes all shares held in all capacities.

Proxy-LECROY CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of LeCroy Corporation hereby appoints each of Sean B. O’Connor and Roger D. Feldman, as the undersigned’s attorney-in-fact and proxy, with full powers of substitution and resubstitution, and hereby authorizes each of them, acting individually, to vote in the name of and on behalf of the undersigned all shares of the Common Stock of LeCroy Corporation, that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of LeCroy Corporation to be held on Wednesday, October 25, 2006, and at any adjournment or postponement thereof, with all powers that the undersigned would have if personally present.

WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATIONS ARE GIVEN, THE PROXIES WILL VOTE (1) “FOR” THE ELECTION OF ALL LISTED NOMINEES AS LISTED ON THE REVERSE SIDE OF THIS CARD AND (2) IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES AS TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND MAIL YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on October 24, 2006.
THANK YOU FOR VOTING